FORUM FUNDS
                           DAILY ASSETS MUNICIPAL FUND


                       Supplement Dated February 13, 2001
                       to Prospectus Dated January 5, 2001


Effective February 12, 2001, Forum Funds (the "Trust") ceased publicly offering shares of Daily Assets Municipal Fund (the "Fund"). The Board of Trustees of the Trust is also considering initiating measures to close the Fund.